Supplement dated March 3, 2023, to the Updating Summary Prospectus and Prospectus dated May 1, 2022, for Great-West Smart Track Advisor Variable Annuity contracts issued by
Empower Annuity Insurance Company of America
Variable Annuity 2 Series Account

Supplement dated February March 3, 2023, to the Updating Summary Prospectus and Prospectus dated May 1, 2022, for Great-West Smart Track Advisor Variable Annuity contracts issued by
Empower Life & Annuity Insurance Company of New York
Variable Annuity 2 Series Account of New York

This Supplement amends certain information in your variable annuity contract (“Contract”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.
Important Notice Regarding the Reorganization of the JPMorgan Insurance Trust Small Cap Core Portfolio
The Board of Trustees of the JPMorgan Insurance Trust (the “JPMIT”) approved a proposal to reorganize the JPMIT portfolio (the “Acquired Fund”) into a newly organized series (the “Acquiring Fund”) of Lincoln Variable Insurance Portfolios (“LVIP”) that are substantially similar to the Acquired Fund (the “Reorganization”). The Reorganization is subject to approval and will be submitted to Acquired Fund shareholders for their consideration at a special shareholder meeting to be held on or about March 15, 2023. If approved, the Reorganization is expected to take place on or about the close of business on May 1, 2023 (the “Closing Date”).  The Acquired Fund available under your Contract and the corresponding Acquiring Fund are show in the table below:

JPMIT – Acquired Fund	LVIP - Acquiring Fund*
JPMorgan Insurance Trust Small Cap Core Portfolio	LVIP JPMorgan Small Cap Core Fund
* The investment advisor for the LVIP Acquiring Fund will be Lincoln Investment Advisors Corporation and it is anticipated that J.P.Morgan Investment Management Inc. will be retained as the sub-adviser to the Acquiring Fund upon consummation of the Reorganization.
Shareholders of the Acquired Fund will vote on the Reorganization, and a Reorganization will only occur if approved. On the Closing Date, after the close of business, your Annuity Account Value in the Sub-Account invested in the Acquired Fund at the time of the Reorganization will become invested in the Sub-Account that invests in the corresponding class of the Acquiring Fund, and the Acquired Fund will liquidate, cease operations, and will no longer be available for investment.
A combined Proxy Statement/Prospectus will be sent to Contract Owners invested in the Acquired Fund requesting their vote on the proposal, which will include a full discussion of the Reorganization and the factors the Board of Trustees considered in approving the proposal.
Your rights and obligations under the Contract and your Annuity Account Value will not change as a result of the Reorganization. The fees and charges under the Contract will not change and there are no tax consequences to you as a result of the Reorganization.
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As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Acquired Fund as an investment option under the Contract. As of the Closing Date, the Acquiring Fund will be added as an investment option under your Contract.
If you have any questions regarding this Supplement or if you wish to receive a prospectus for the Acquired Fund, or other Funds available under your Contract, you may contact us by writing or calling Protective Life at P.O. Box 1854, Birmingham, AL 35201-1854 or toll free at 877-723-8723. You may also obtain Acquired Fund and other Fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.

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